UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008

Boeing Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-10795	95-2564584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Naches Ave. SW, 3rd Floor Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

(425) 965-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2008, The Boeing Company (“Boeing”) issued a press release reporting its financial results for the quarter ended September 30, 2008. The press release includes information relating to Boeing Capital Corporation’s financial results for the quarter ended September 30, 2008, and is being furnished pursuant to Item 2.02 of Form 8-K.

The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is furnished as part of this report:

99.1	Press Release of The Boeing Company (incorporated by reference to Exhibit 99.1 of Form 8-K of The Boeing Company dated October 22, 2008, file number 001-00442).

Forward-Looking Information is Subject to Risk and Uncertainty

Certain statements contained in this Current Report on Form 8-K regarding BCC’s financial outlook may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and BCC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities laws. See BCC’s Annual Report on Form 10-K for year ended December 31, 2007 for factors that may cause BCC’s actual results and future trends to differ materially from those expressed in the forward-looking statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation

	By:	/s/ Kevin R. Millison
Kevin R. Millison
October 22, 2008		Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The Boeing Company (incorporated by reference to Exhibit 99.1 of Form 8-K of The Boeing Company dated October 22, 2008, file number 001-00442).